UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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CLEARWAY ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CLEARWAY ENERGY, INC. 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET D37062-P48946 You invested in CLEARWAY ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting materials by requesting prior to April 15, 2021. If you would like to request a copy of the voting materials, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 29, 2021 9:00 A.M. (Eastern Time) Virtually at: www.virtualshareholdermeeting.com/CWEN2021 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com D37063-P48946 Voting Items Board Recommends 01) Jonathan Bram 02) Nathaniel Anschuetz 03) Brian R. Ford 04) Bruce MacLennan 05) Ferrell P. McClean 06) Daniel B. More 07) E. Stanley O’Neal 08) Christopher S. Sotos 09) Scott Stanley 1. Election of Directors: Nominees: 2. To approve, on a non-binding advisory basis, Clearway Energy, Inc.’s executive compensation. 3. To approve the amendment and restatement of the Amended and Restated 2013 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan and to make certain additional changes. 4. To ratify the appointment of Ernst & Young LLP as Clearway Energy, Inc.’s independent registered public accounting firm for the 2021 fiscal year. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. CLEARWAY ENERGY, INC. 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET Board Recommends For For For For